SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement             |_|   Confidential, For Use of the
                                                    Commission Only (as
|X|   Definitive Proxy Statement                    permitted by Rule 14a-
                                                    6(e)(2))
|_|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12

                     Goldman Sachs Variable Insurance Trust

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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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

(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials:

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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                                      - 2 -

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                4900 Sears Tower
                          Chicago, Illinois 60606-6303

                                                              September 25, 2002

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of Goldman Sachs Variable Insurance Trust (the "Trust") to be held on December 16, 2002, at 4:00 P.M. (New York time), at the offices of Goldman, Sachs & Co., 32 Old Slip, 2nd Floor, New York, New York 10005.

     At this important meeting, you will be asked to consider and act upon the election of Trustees. The formal Notice of Special Meeting of Shareholders and the Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy or voting instruction card is enclosed for your use. You should read the Proxy Statement carefully.

     The continuing interest of shareholders in the affairs of the Trust is gratefully acknowledged. Whether or not you plan to be present at the Meeting, your vote is needed. If you do not plan to be present at the Meeting, you can vote by completing, signing and returning the enclosed proxy or voting instruction card promptly as described on the proxy or voting instruction card. If you have any questions regarding the proxy materials, please contact the Trust at 1-888-338-8408. Your prompt response will help reduce proxy costs--which are paid by the Trust and its shareholders--and will also mean that you can avoid receiving follow-up phone calls or mailings.

                                              Sincerely,


                                              Gary Black
                                              President

          SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TO CAST
                                   THEIR VOTE.

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                4900 Sears Tower
                          Chicago, Illinois 60606-6303

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                              September 25, 2002

     To all shareholders and owners of variable life insurance and variable annuity contracts ("variable contracts") issued by life insurance companies (the "Life Companies") having separate accounts (the "Accounts") that invest in shares of Goldman Sachs Variable Investment Trust (the "Trust") who are entitled to give voting instructions in connection with their variable contracts:

     A Special Meeting of Shareholders (the "Meeting") of the Trust will be held on December 16, 2002, at 4:00 P.M. (New York time) at the offices of Goldman, Sachs & Co. located at 32 Old Slip, 2nd Floor, New York, New York 10005 for the following purposes:

     1.   To elect nine Trustees of the Trust.

     2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Goldman Sachs Asset Management, the Life Companies and their separate accounts are the only shareholders of the Trust. Each Life Company hereby solicits and agrees to vote the shares of the Trust at the Meeting in accordance with timely instructions received from owners of variable contracts issued by it and having contract values allocated to one of its Accounts invested in such shares.

     As a variable contract owner of record at the close of business on September 17, 2002, you have the right to instruct the Life Company that issued your contract as to the manner in which shares of the Trust attributable to your contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of each of the Trust's Funds for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournments(s) thereof.

     YOUR VOTE IS IMPORTANT. IF YOU CANNOT BE PRESENT AT THE MEETING, WE URGE YOU TO COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTION FORM IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER

TO AVOID THE ADDITIONAL EXPENSE TO THE TRUST OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN COMPLETING AND RETURNING THE VOTING INSTRUCTION FORM PROMPTLY.

                                   By Order of the Board of Trustees of
                                   Goldman Sachs Variable Insurance Trust

                                   Howard B. Surloff
                                   Secretary

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                4900 Sears Tower
                          Chicago, Illinois 60606-6303

                                 PROXY STATEMENT

                                                              September 25, 2002

     This Proxy Statement is being furnished on behalf of the Board of Trustees of Goldman Sachs Variable Insurance Trust (the "Trust") by certain life insurance companies (the "Life Companies") to owners, annuitants or beneficiaries of variable life insurance and variable annuity contracts ("variable contracts") issued by a Life Company and having contract values on the record date allocated to a separate account of a Life Company that has invested in shares of the Trust (an "Account").

     The Proxy Statement is being furnished in connection with the solicitation of voting instructions from owners, annuitants or beneficiaries of variable contracts for use at a special meeting (the "Meeting") of the Trust's shareholders to be held on December 16, 2002, at 4:00 P.M. (New York time), or any adjournment thereof, at the offices of Goldman, Sachs & Co. ("Goldman Sachs") located at 32 Old Slip, 2nd Floor, New York, New York 10005 for the purposes set forth in the attached Notice. The approximate mailing date of this Proxy Statement and Voting Instruction Form is October 1, 2002.


     Each investment portfolio of the Trust (each, a "Fund") will pay their pro-rata share of the expenses associated with this Proxy Statement and solicitation. In addition to the use of the mails, voting instructions may be solicited in person or by telephone, facsimile, internet or personal interview by officers or regular employees of the Life Companies or their affiliates and by officers of the Trust or officers or employees of the Trust's investment advisers and/or transfer agent. The Trust has engaged D.F. King & Co., Inc. ("D.F. King"), an independent proxy solicitation firm, to assist in soliciting proxies. The cost of D.F. King's services with respect to the Trust is estimated at $5,000, plus reasonable out-of-pocket expenses.


     Goldman Sachs Asset Management ("GSAM"), the Life Companies and the Accounts are the only shareholders of the Trust. Each Life Company will vote the shares of the Trust at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under variable contracts issued by it and having contract values allocated to one of its Accounts invested in shares of the Trust.

     The Life Companies will vote shares attributable to variable contracts as to which no voting instructions are received in proportion ("for" or "withhold authority") to those for which instructions are received. GSAM will vote shares of the Trust that it owns (i.e., representing initial investments in the Funds made by GSAM) in proportion to the votes cast by the Life Companies on behalf of variable contract owners. If a properly executed Voting Instruction Form is received that does not specify a choice, the appropriate Life Company will consider its timely receipt as an instruction to vote for the election of the Trustee Nominees described in this Proxy Statement. In certain circumstances, a Life Company has the right to disregard voting instructions from certain variable contract owners, annuitants or beneficiaries. None of the Life Companies believes that these circumstances exist with respect to the matters currently before shareholders. Variable contract owners, annuitants or beneficiaries may revoke voting instructions given or sent to a Life Company at any time prior to the Meeting by submitting a subsequently executed Voting Instruction Form.

     If you submit your Voting Instruction Form by mail, please complete, date, sign and promptly return the Form in the accompanying postage pre-paid envelope.


     The Trust, a Delaware business trust established in 1997, is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each outstanding share of the Trust is entitled to one vote. Fractional votes are counted. The Board of Trustees has fixed September 17, 2002 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (and any postponement or adjournment thereof) (the "Record Date"). Appendix A sets forth the number of outstanding shares of beneficial interest of each Fund as of the Record Date. Appendix B sets forth the beneficial ownership of the Trust's shares by each person known by a Life Company, GSAM or the Trust to beneficially own more than 5% of the shares of any Fund as of August 31, 2002. To the knowledge of the Trust and the Life Companies, no person currently has the right to instruct a Life Company with respect to more than 5% of the shares of any Fund. For the purposes of Appendix B, persons who have the right to instruct a Life Company as to shares attributable to a variable contract are considered beneficial owners of such shares.


     THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF ANY FUND'S MOST RECENT ANNUAL REPORT AND SUBSEQUENT

SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: GOLDMAN SACHS VARIABLE INSURANCE TRUST, 4900 SEARS TOWER, CHICAGO, ILLINOIS 60606-6303 OR BY TELEPHONE TOLL-FREE
AT: 1-888-338-8408.

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PROPOSAL: ELECTION OF TRUSTEES
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     The 1940 Act provides that vacancies on the Board of Trustees may be filled by the Trustees if, immediately after filling a vacancy, at least two-thirds of the Trustees holding office have been elected by shareholders. In connection with the Trust's organization, nine Trustees of the Trust were elected by the Trust's initial shareholder. Since then, however, four of these Trustees have, at various times, left the Board as a result of retirement, death or resignation.

     At a meeting held on August 1, 2002, the Trustees, including the Trustees who are not "interested persons" (as defined by the 1940 Act), of the Trust (the "Independent Trustees") voted to approve, and to recommend to the shareholders that they approve, a proposal to elect nine Trustees (the "Nominees") to the Board of Trustees of the Trust.

     Four of the Nominees (Messrs. Bakhru, Strubel and Shuch and Ms. McPherson) were previously elected by the Trust's initial shareholder and are standing for re-election at the Meeting. Three of the Nominees (Mr. Harker and Mmes. Smelcer and Uniacke) have been previously appointed as Trustees by the Board of Trustees and are standing for election by shareholders for the first time. Two of the Nominees (Messrs. Black and McNamara) do not currently serve on the Board of Trustees. If elected (or re-elected) by shareholders at the Meeting, the Nominees will hold office for an indefinite term, and will be able to fill future vacancies on the Board of Trustees, subject to the requirements of the 1940 Act mentioned above, without the incurrence of expense by the Trust of calling additional shareholder meetings to fill those vacancies.

     Information concerning the Nominees and other relevant factors is provided below. Using the enclosed Voting Instruction Form (or, if applicable, proxy card), a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected or re-elected. If, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Trust has no reason to believe that it will be necessary to designate a substitute Nominee.

     The following table sets forth the names of the Nominees, their ages, term of office, including length of time served as a Trustee, principal occupations for the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Fund Complex (as defined below) that they oversee. Nominees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

                                                 Nominees as Independent Trustees
                                                 --------------------------------

                                                                                                Number of
                                         Term of                                                Portfolios
                                       Office and                                                in Fund
                      Position(s)       Length of                                                Complex
Name,                  Held with          Time                Principal Occupation(s)          Overseen by    Other Directorships
Address and Age(1)     the Trust        Served(2)               During Past 5 Years             Trustee(3)     Held by Trustee(4)
------------------     ---------        ---------               -------------------             ----------     ------------------
Ashok N. Bakhru        Chairman &      Since 1997    President, ABN Associates (July                66               None
Age: 60                 Trustee                      1994-March 1996 and November 1998 to
                                                     present); Executive Vice President -
                                                     Finance and Administration and Chief
                                                     Financial Officer, Coty Inc.
                                                     (manufacturer of fragrances and
                                                     cosmetics) (April 1996-November 1998);
                                                     Director of Arkwright Mutual Insurance
                                                     Company (1984-1999); Trustee of
                                                     International House of Philadelphia
                                                     (since 1989); Member of Cornell
                                                     University Council (since 1992);
                                                     Trustee of the Walnut Street Theater
                                                     (since 1992); Trustee, Citizens
                                                     Scholarship Foundation of America
                                                     (since 1998); Director, Private Equity
                                                     Investors-III and IV (since November
                                                     1998) and Equity-Limited Investors II
                                                     (since April 2002); and Chairman,
                                                     Lenders Service Inc. (provider of
                                                     mortgage lending services) (since
                                                     2000).

                                                     Chairman of the Board and Trustee -
                                                     Goldman Sachs Mutual Fund Complex
                                                     (registered investment companies).

Patrick T. Harker       Trustee        Since 2000    Dean and Reliance Professor of                 66               None
Age: 43                                              Operations and Information Management,
                                                     The Wharton School, University of
                                                     Pennsylvania (since February 2000);
                                                     Interim and Deputy Dean, The Wharton
                                                     School, University of Pennsylvania
                                                     (since July 1999); and Professor and
                                                     Chairman of Department of Operations
                                                     and Information Management, The
                                                     Wharton School, University of
                                                     Pennsylvania (July 1997-August 2000).

                                                     Trustee - Goldman Sachs Mutual Fund
                                                     Complex (registered investment
                                                     companies).

                                                 Nominees as Independent Trustees
                                                 --------------------------------

                                                                                                Number of
                                         Term of                                                Portfolios
                                       Office and                                                in Fund
                      Position(s)       Length of                                                Complex
Name,                  Held with          Time                Principal Occupation(s)          Overseen by    Other Directorships
Address and Age(1)     the Trust        Served(2)               During Past 5 Years             Trustee(3)     Held by Trustee(4)
------------------     ---------        ---------               -------------------             ----------     ------------------
Mary P. McPherson       Trustee        Since 1997    Vice President, The Andrew W. Mellon           66               None
Age: 67                                              Foundation (provider of grants for
                                                     conservation, environmental and
                                                     educational purposes) (since October
                                                     1997); President of Bryn Mawr College
                                                     (1978-1997); Director, Smith College
                                                     (since 1998); Director, Josiah Macy,
                                                     Jr. Foundation (health educational
                                                     programs) (since 1977); Director,
                                                     Philadelphia Contributionship
                                                     (insurance) (since 1985); Director
                                                     Emeritus, Amherst College (1986-1998);
                                                     Director, Dayton Hudson Corporation
                                                     (general retailing merchandising)
                                                     (1988-1997); Director, The Spencer
                                                     Foundation (educational research)
                                                     (since 1993); member of PNC Advisory
                                                     Board (banking) (1993-1998); and
                                                     Director, American School of Classical
                                                     Studies in Athens (since 1997).

                                                     Trustee - Goldman Sachs Mutual Fund
                                                     Complex (registered investment
                                                     companies).

Wilma J. Smelcer        Trustee        Since 2001    Chairman, Bank of America, Illinois            66               None
Age: 53                                              (banking) (1998-January 2001); Chief
                                                     Administrative Officer, Bank of
                                                     America, Illinois (1996--1997); and
                                                     Governor, Board of Governors, Chicago
                                                     Stock Exchange (national securities
                                                     exchange) (since April 2001).

                                                     Trustee - Goldman Sachs Mutual Fund
                                                     Complex (registered investment
                                                     companies).

                                                 Nominees as Independent Trustees
                                                 --------------------------------

                                                                                                Number of
                                         Term of                                                Portfolios
                                       Office and                                                in Fund
                      Position(s)       Length of                                                Complex
Name,                  Held with          Time                Principal Occupation(s)          Overseen by    Other Directorships
Address and Age(1)     the Trust        Served(2)               During Past 5 Years             Trustee(3)     Held by Trustee(4)
------------------     ---------        ---------               -------------------             ----------     ------------------
Richard P. Strubel      Trustee        Since 1997    President, COO and Director Unext,             66      Gildan Activewear Inc.
Age: 63                                              Inc. (provider of educational services                 (an activewear clothing
                                                     via the internet) (since 1999);                        marketing and
                                                     Director, Cantilever Technologies,                     manufacturing company);
                                                     Inc. (a private software company)                      Unext, Inc. (provider of
                                                     (since 1999); Trustee, The University                  educational services via
                                                     of Chicago (since 1987); and Managing                  the internet); Northern
                                                     Director, Tandem Partners, Inc.                        Mutual Fund Complex (57
                                                     (1990-1999).                                           Portfolios).

                                                     Trustee - Goldman Sachs Mutual Fund
                                                     Complex (registered investment
                                                     companies).

                                                   Nominees as Interested Trustees
                                                   -------------------------------

                                                                                                    Number of
                                                                                                    Portfolios
                                            Term of                                                  in Fund
                                          Office and                                                 Complex
                        Position(s)        Length of                                                 Overseen
Name,                    Held with           Time                Principal Occupation(s)                by       Other Directorships
Address and Age(1)       the Trust         Served(2)               During Past 5 Years               Trustee(3)   Held by Trustee(4)
------------------       ---------         ---------               -------------------               ----------   ------------------
*Gary D. Black         President        Nominated to   Managing Director, Goldman Sachs (since          66               None
Age: 42                                 be Elected     June 2001); Executive Vice President,
                                        as Trustee     AllianceBernstein (October 2000 - June
                                        in 2002        2001); Managing Director, Global
                                                       Institutional Investment Management,
                                        President      Sanford Bernstein (January 1999 - October
                                        Since 2001     2000); and Senior Research Analyst,
                                                       Sanford Bernstein (February 1992 -
                                                       December 1998).

                                                       President--Goldman Sachs Mutual Fund
                                                       Complex (since 2001) (registered
                                                       investment companies).

*James McNamara        Vice President   Nominated to   Managing Director, Goldman Sachs (since          66               None
Age: 39                                 be Elected     December 1998); Director of Institutional
                                        as Trustee     Fund Sales, GSAM (April 1998 - December
                                        in 2002        2000); and Senior Vice President and
                                                       Manager, Dreyfus Institutional and Service
                                        Vice           Corporation (January 1993  - April 1998).
                                        President
                                        Since 2001     Vice President--Goldman Sachs Mutual Fund
                                                       Complex (registered
                                                       investment companies).

*Alan A. Shuch           Trustee        Since 1997     Advisory Director - GSAM (since May 1999);       66               None
Age: 52                                                Consultant to GSAM (December 1994 - May
                                                       1999); and Limited Partner, Goldman Sachs
                                                       (December 1994 - May 1999).

                                                       Trustee - Goldman Sachs Mutual Fund
                                                       Complex (registered investment
                                                       companies).

                                                   Nominees as Interested Trustees
                                                   -------------------------------

                                                                                                    Number of
                                                                                                    Portfolios
                                            Term of                                                  in Fund
                                          Office and                                                 Complex
                        Position(s)        Length of                                                 Overseen
Name,                    Held with           Time                Principal Occupation(s)                by       Other Directorships
Address and Age(1)       the Trust         Served(2)               During Past 5 Years               Trustee(3)   Held by Trustee(4)
------------------       ---------         ---------               -------------------               ----------   ------------------
*Kaysie P. Uniacke       Trustee        Since 2001     Managing Director, GSAM (since 1997);            66               None
Age: 41                                                and Vice President and Senior Fund
                            &                          Manager, GSAM (1988 to 1997).

                        Assistant       Assistant      Trustee - Goldman Sachs Mutual Fund
                        Secretary       Secretary      Complex (registered investment
                                        Since 1998     companies).

-----------
* These persons are considered to be "Interested Trustees" because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1) Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs Asset Management, 32 Old Slip, New York, New York, 10005, Attn: Howard B. Surloff.
(2) Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust's Declaration of Trust; (c) in accordance with the current resolutions of the Board of Trustees (which may be changed by the Trustees without shareholder vote), the date the Trustee attains the age of 72 years; or (d) the termination of the Trust.
(3) The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Trust. As of September 25, 2002, the Trust consisted of 6 portfolios and Goldman Sachs Trust consisted of 60 portfolios.
(4) This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Exchange Act (i.e., "public companies") or other investment companies registered under the 1940 Act.

Information Concerning Meetings of Trustees and Standing Board Committees

     Five meetings of the Trustees were held during the fiscal year ended December 31, 2001. No Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he or she was a member held while he or she was a Trustee during such year.

     The Board of Trustees has established six standing committees in connection with its governance of the Trust--Audit, Nominating, Executive, Valuation, Dividend and Schedule E.

     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee recommends annually to the entire Board of Trustees a firm of independent certified public accountants to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held two meetings during the fiscal year ended December 31, 2001.

     The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust or its investment advisers or distributor. All of the Independent Trustees serve on the Nominating Committee. The Nominating Committee held two meetings during the fiscal year ended December 31, 2001. The members of the Nominating Committee have separately selected and nominated the Independent Trustees who are Nominees for election (or re-election) at the Meeting. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling future Board vacancies, the Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in this Proxy Statement and should be directed to the attention of the Goldman Sachs Variable Insurance Trust Nominating Committee.

     The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. David B. Ford (a current Trustee whose term of office will cease upon the election of his successor at the Meeting) and Ms. Uniacke serve on the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2001.

     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust's Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended December 31, 2001, the Valuation Committee held seven meetings.

     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund's Prospectus. Currently, the sole member of the Trust's Dividend Committee is Ms. Uniacke. During the fiscal year ended December 31, 2001, the Dividend Committee held ten meetings.

     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. Currently, the Independent Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal year ended December 31, 2001.

Board Compensation

     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus additional fees for each Board meeting, Nominating Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2001:

                                              Pension or          Total
                                              Retirement       Compensation
                            Aggregate          Benefits         From Fund
                          Compensation     Accrued as Part       Complex
                            From the        of the Trust's      (including
    Name of Trustee           Funds            Expenses        the Funds)(1)
    ---------------           -----            --------        -------------
Independent Trustees
--------------------
Ashok N. Bakhru(2)           $22,197              $0             $152,000
Patrick T. Harker             16,348               0              112,000
Mary P. McPherson             16,348               0              112,000
Wilma J. Smelcer(3)            3,786               0               26,500
William H. Springer(4)        12,562               0               85,500
Richard P. Strubel            16,348               0              112,000

                                            Pension or          Total
                                            Retirement       Compensation
                          Aggregate          Benefits         From Fund
                        Compensation     Accrued as Part       Complex
                          From the        of the Trust's      (including
   Name of Trustee          Funds            Expenses        the Funds)(1)
   ---------------          -----            --------        -------------
Interested Trustees
-------------------
David B. Ford(5)            $0                $0                 $0
Douglas C. Grip(6)           0                 0                  0
John P. McNulty(6)           0                 0                  0
Alan A. Shuch                0                 0                  0
Kaysie P. Uniacke(3)         0                 0                  0

------------------
(1) The Fund Complex consists of the Trust and Goldman Sachs Trust. As of September 25, 2002, the Trust consisted of 6 portfolios and Goldman Sachs Trust consisted of 60 portfolios.
(2)  Includes compensation as Board Chairman.
(3) Ms. Smelcer and Ms. Uniacke were appointed to the Boards of Trustees of the Trust and Goldman Sachs Trust on August 2, 2001.
(4)  Mr. Springer retired as a Trustee on August 2, 2001.
(5) Mr. Ford's term of office as a Trustee will cease upon the election of his successor at the Meeting.
(6) Messrs. Grip and McNulty resigned as Trustees on August 2, 2001 and October 5, 2001, respectively.

Nominee Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Nominee in the investment portfolios of the Trust and Goldman Sachs Trust:

                                                           Aggregate Dollar Range of
                                                            Equity Securities in All
                               Dollar Range of             Portfolios in Fund Complex
   Name of Nominee     Equity Securities in the Funds(1)     Overseen By Nominee(2)
   ---------------     ---------------------------------     ----------------------
Independent Trustees
--------------------
Ashok N. Bakhru                      None                         over $100,000
Patrick T. Harker                    None                       $10,001-$50,000
Mary P. McPherson                    None                         over $100,000
Wilma J. Smelcer                     None                      $50,001-$100,000
Richard P. Strubel                   None                         over $100,000

Interested Trustees
-------------------
Gary D. Black                        None                         over $100,000
James McNamara                       None                         over $100,000
Alan A. Shuch                        None                         over $100,000
Kaysie P. Uniacke                    None                         over $100,000

------------------
(1) Includes the value of shares beneficially owned by each Nominee in the portfolios of the Trust as of June 30, 2002.
(2) Includes the Trust and Goldman Sachs Trust. As of September 25, 2002, the Trust consisted of 6 portfolios and Goldman Sachs Trust consisted of 60 portfolios.

     The Trustees and officers of the Trust cannot directly own shares of the Funds without purchasing a variable contract through one of the Life Companies or through a qualified plan. As a result, none of the Nominees or officers of the Trust beneficially owned individually, nor did the Nominees or officers beneficially own as a group, in excess of one percent of the outstanding shares of any of the Funds as of June 30, 2002.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF EACH NOMINEE LISTED ABOVE.

                              OFFICERS OF THE TRUST

     The following table sets forth the names of the Trust's officers, their ages, term of office, including length of time served as officer and principal occupation for the past five years. As a result of the responsibilities assumed by the Trust's investment advisers, custodian and distributor, the Trust itself requires no employees. The Trust's officers do not receive any compensation from the Trust for serving as such.

                        Position(s)
                           Held      Term of Office
Name, Age                  with      and Length of               Principal Occupation(s)
and Address              the Trust   Time Served(1)                During Past 5 Years
-----------              ---------   --------------                -------------------
John M. Perlowski      Treasurer    Since 1997      Vice President, Goldman Sachs (since July
32 Old Slip                                         1995).
New York, NY 10005
Age: 37                                             Treasurer--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Philip V. Giuca, Jr.   Assistant    Since 1998      Vice President, Goldman Sachs (May
32 Old Slip            Treasurer                    1992-Present).
New York, NY 10005
Age: 40                                             Assistant Treasurer--Goldman Sachs Mutual
                                                    Fund Complex (registered investment
                                                    companies).

Peter Fortner          Assistant    Since 2000      Vice President, Goldman Sachs (since July
32 Old Slip            Treasurer                    2000); Associate, Prudential Insurance
New York, NY 10005                                  Company of America (November 1985-June
Age: 44                                             2000); and Assistant Treasurer, certain closed-
                                                    end funds administered by Prudential (1999
                                                    and 2000).

                                                    Assistant Treasurer--Goldman Sachs Mutual
                                                    Fund Complex (registered investment
                                                    companies).

                        Position(s)
                           Held      Term of Office
Name, Age                  with      and Length of              Principal Occupation(s)
and Address              the Trust   Time Served(1)               During Past 5 Years
-----------              ---------   --------------               -------------------
Kenneth G. Curran      Assistant    Since 2001      Vice President, Goldman Sachs (November
32 Old Slip            Treasurer                    1998-Present); and Senior Tax Manager,
New York, NY 10005                                  KPMG Peat Marwick (August 1995-October
Age: 38                                             1998).

                                                    Assistant Treasurer--Goldman Sachs Mutual
                                                    Fund Complex (registered investment
                                                    companies).

James A. Fitzpatrick   Vice         Since 1997      Managing Director, Goldman Sachs (since
4900 Sears Tower       President                    October 1999); Vice President of GSAM
Chicago, IL 60606                                   (April 1997-December 1999); and Vice
Age: 42                                             President and General Manager, First Data
                                                    Corporation--Investor Services Group (1994 to
                                                    1997).

                                                    Vice President--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Jesse Cole             Vice         Since 1998      Vice President, GSAM (since June 1998); and
4900 Sears Tower       President                    Vice President, AIM Management Group, Inc.
Chicago, IL 60606                                   (investment adviser) (April 1996-June 1998).
Age: 39
                                                    Vice President--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Kerry K. Daniels       Vice         Since 2000      Manager, Financial Control--Shareholder
4900 Sears Tower       President                    Services, Goldman Sachs (since 1986).
Chicago, IL 60606
Age: 38                                             Vice President--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Mary F. Hoppa          Vice         Since 2000      Vice President, Goldman Sachs (since October
4900 Sears Tower       President                    1999); and Senior Vice President and Director
Chicago, IL 60606                                   of Mutual Fund Operations, Strong Capital
Age: 38                                             Management (January 1987-September 1999).

                                                    Vice President--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

Christopher Keller     Vice         Since 2000      Vice President, Goldman Sachs (since April
4900 Sears Tower       President                    1997); and Manager, Andersen Consulting
Chicago, IL 60606                                   (August 1989-April 1997).
Age 36
                                                    Vice President--Goldman Sachs Mutual Fund
                                                    Complex (registered investment companies).

                         Position(s)
                            Held      Term of Office
Name, Age                   with      and Length of              Principal Occupation(s)
and Address               the Trust   Time Served(1)               During Past 5 Years
-----------               ---------   --------------               -------------------
Howard B. Surloff       Secretary    Since 2001      Associate General Counsel, Goldman Sachs
32 Old Slip                                          and General Counsel to the U.S. Funds Group
New York, NY 10005                                   (since December 1997); Assistant General
Age: 37                                              Counsel and Vice President, Goldman Sachs
                                                     (since November 1993 and May 1994,
                                                     respectively); and Counsel to the Funds Group,
                                                     GSAM (November 1993-December 1997).

                                                     Secretary--Goldman Sachs Mutual Fund
                                                     Complex (registered investment companies)
                                                     (since 2001) and Assistant Secretary prior
                                                     thereto.

Dave Fishman            Assistant    Since 2001      Managing Director, Goldman Sachs (since
32 Old Slip             Secretary                    December 2001); Vice President, Goldman
New York, NY 10005                                   Sachs (1997-December 2001); and Trader,
Age: 38                                              Bankers Trust (1986 to 1997).

                                                     Assistant Secretary--Goldman Sachs Mutual
                                                     Fund Complex (registered investment
                                                     companies).

Danny Burke             Assistant    Since 2001      Vice President, Goldman Sachs (since 1987).
32 Old Slip             Secretary
New York, NY 10005                                   Assistant Secretary--Goldman Sachs Mutual
Age: 39                                              Fund Complex (registered investment
                                                     companies).

Elizabeth D. Anderson   Assistant    Since 1998      Fund Manager, GSAM (since April 1996).
32 Old Slip             Secretary
New York, NY 10005                                   Assistant Secretary--Goldman Sachs Mutual
Age: 32                                              Fund Complex (registered investment
                                                     companies).

Amy E. Curran           Assistant    Since 1999      Vice President, Goldman Sachs (since June
32 Old Slip             Secretary                    1999); Assistant General Counsel, Goldman
New York, NY 10005                                   Sachs (since 2000); Counsel, Goldman Sachs
Age: 32                                              (since 1998); and Associate, Dechert Price &
                                                     Rhoads (September 1996-1998).

                                                     Assistant Secretary--Goldman Sachs Mutual
                                                     Fund Complex (registered investment
                                                     companies).


------------------
(1) Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Pursuant to Rule 32a-4 of the 1940 Act, the Trust is no longer required to submit the ratification of the selection of its accountants to the shareholders.

     At a meeting of the Board of Trustees held on November 1, 2001, the Audit Committee recommended, and the Board of Trustees, including a majority of the non-interested Trustees, approved the selection of Ernst & Young LLP to act as independent certified public accountants for the Trust for the fiscal year ending December 31, 2002.

     Representatives of Ernst & Young LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Ernst & Young LLP will be given the opportunity to make statements at the Meeting, if they so desire.

     Audit Fees

     The aggregate fees billed by Ernst & Young LLP for professional services for the audit of the Funds' annual financial statements for their most recent fiscal year were $130,000.

     Financial Information Systems Design and Implementation Fees

     Ernst & Young LLP did not bill any fees for professional services rendered to the Funds, their investment advisers or companies controlling, controlled by or under common control with the investment advisers that provided services to the Trust during their most recent fiscal years for information technology services relating to financial information systems design and implementation.

     All Other Fees

     The aggregate fees billed by Ernst & Young LLP for services rendered to the Funds, other than services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," were $40,900 for the fiscal year ended December 31, 2001. These fees related to the preparation and review of the Funds' tax returns. The aggregate fees billed by Ernst & Young LLP for services rendered to The Goldman Sachs Group, Inc., for the fiscal year ended November 30, 2001 were approximately $11 million. The Audit Committee of the Trust's Board of Trustees considered whether the provision of the services described above were compatible with maintaining Ernst & Young LLP's independence.

                 VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND
                       APPROVAL OF MATTERS AT THE MEETING

     A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of one-third of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient for adjournments. If a Voting Instruction Form (or proxy card) is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be counted in favor of the election of the Nominees. Because each Fund of the Trust is a series of the Trust, your vote will be counted together with the votes of shareholders of the other series of the Trust, voting as a single class in the election of Trustees. The election of each Nominee of the Trust requires a plurality of the votes of all shareholders of the Trust who are present and entitled to be cast at the Meeting. The nine persons who receive the highest number of votes cast at the Meeting will be elected as Trustees. Cumulative voting is not permitted. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be considered present and entitled to vote for purposes of determining the existence of a quorum for the transaction of business and thus will have no effect on the vote.

     In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. If a quorum is present, any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of such proposal in favor of such an adjournment, and will vote those proxies required to be voted against such proposal against any such adjournment. Subject to the foregoing, the Meeting may be adjourned and readjourned without further notice to shareholders or variable contract owners.

                                 OTHER BUSINESS

     The management of the Trust does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder.

                              SHAREHOLDER PROPOSALS

     The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required or as otherwise determined by the Board of Trustees. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to the Trust at its address stated on the first page of this Proxy Statement.

                             ADDITIONAL INFORMATION

Investment Advisers
Goldman Sachs Asset Management
32 Old Slip
New York, New York 10005

Goldman Sachs Asset Management International
Procession House
55 Ludgate Hill
London, England EC4M7JW

Distributor
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004


September 25, 2002

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail. If you choose to vote by mail, please complete, date and sign the enclosed Voting Instruction Form (or, if applicable, proxy card) and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                  APPENDIX A

     As of September 17, 2002, each Fund had the following number of shares outstanding:

Fund                                              Outstanding Shares
----                                              ------------------
Goldman Sachs Variable Insurance Trust Capital
  Growth Fund                                      2,089,119.574
Goldman Sachs Variable Insurance Trust CORE(SM)
  Small Cap Equity Fund                            5,152,938.996
Goldman Sachs Variable Insurance Trust CORE(SM)
  U.S. Equity Fund                                16,480,674.335
Goldman Sachs Variable Insurance Trust Growth
  and Income Fund                                  4,418,395.996
Goldman Sachs Variable Insurance Trust
  International Equity Fund                        1,870,005.456
Goldman Sachs Variable Insurance Trust Mid Cap
  Value Fund                                      31,901,430.181

                                   APPENDIX B

     As of August 31, 2002, no persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable of each Fund.

               CORE(SM) is a service mark of Goldman, Sachs & Co.

[Goldman Sachs logo]

GOLDMAN SACHS VARIABLE INSURANCE TRUST

FUND NAME PRINTS HERE                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
INSURANCE COMPANY NAME PRINTS HERE     OF GOLDMAN SACHS VARIABLE INSURANCE TRUST

This Voting Instruction Card is solicited by the above-referenced insurance company (the "Company") for its contract owners who hold a voting interest in the Separate Account of the Company that invests in the above named Fund of Goldman Sachs Variable Insurance Trust (the "Trust") and who are entitled to instruct the Company on how to vote shares held by the Separate Account.

The undersigned contractholder or participant instructs the Company to vote at the Special Meeting of Shareholders of the Trust scheduled for December 16, 2002 at 4:00 P.M., and at any adjournments or postponements thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card.

If you sign below but do not mark instructions on the reverse, the Company will vote all shares of the Trust attributable to your account value FOR the election of all Trustees. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY.
                                        Receipt of Notice of Special Meeting and
                                        Proxy Statement is hereby acknowledged.

                                         Date: _________________________________

                                 -----------------------------------------------


                                 -----------------------------------------------
                                 Sign here exactly as name(s) appear(s) on left.

                                 IMPORTANT - Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

                                       (Continued on Reverse Side)

                                                                       GSVIT VIC

         P Please fold and detach card at perforation before mailing P

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

                                                                                            FOR all            WITHHOLD
                                                                                            Nominees          AUTHORITY
1. Election of Trustees:                                                                  listed at left     to vote for
                                                                                           (except as        all Nominees
   (01) Ashok N. Bakhru          (04) James McNamara       (07) Richard P. Strubel          marked to       listed at left
   (02) Gary D. Black            (05) Mary P. McPherson    (08) Wilma J. Smelcer          the contrary)
   (03) Patrick T. Harker        (06) Alan A. Shuch        (09) Kaysie P. Uniacke             ( )                ( )

(Instruction: To withhold authority to vote for any individual Nominee(s), write the number(s) of he Nominee(s) on the line provided below):

________________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.








                                                                      GS VIT VIC




         P Please fold and detach card at perforation before mailing P

[Goldman Sachs logo]


                                                                   GOLDMAN SACHS
                                                        VARIABLE INSURANCE TRUST

FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GOLDMAN SACHS VARIABLE INSURANCE TRUST (THE "TRUST") FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2002 AT 4:00 P.M. (NEW YORK TIME) AT THE OFFICES OF GOLDMAN, SACHS & CO., 32 OLD SLIP, 2nd FLOOR, NEW YORK, NEW YORK 10005.

The undersigned hereby appoints Amy E. Belanger, Bradford A. Caswell, Gary Black, Howard B. Surloff, James A. Fitzpatrick, James McNamara and John M. Perlowski, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and all adjournments thereof, all shares of beneficial interest of the Fund named above held of record by the undersigned on the record date for the Meeting, upon the matter set forth on the reverse side of this card, and upon any other matter which may properly come before the Meeting, at their discretion.

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of Trustees.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY.
                                        Receipt of Notice of Special Meeting and
                                         Proxy Statement is hereby acknowledged.

                                           Date: ___________________________

                                ------------------------------------------------



                                ------------------------------------------------
                                Sign here exactly as name(s) appear(s) on left.

                                IMPORTANT - Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

                                       (Continued on Reverse Side)

                                                                       GS VIT PX

Please fill in box(es) as shown using black or blue ink or number 2 pencil. (X) PLEASE DO NOT USE FINE POINT PENS.

                                                                                            FOR all            WITHHOLD
                                                                                            Nominees          AUTHORITY
1. Election of Trustees:                                                                  listed at left     to vote for
                                                                                           (except as        all Nominees
   (01) Ashok N. Bakhru          (04) James McNamara       (07) Richard P. Strubel          marked to       listed at left
   (02) Gary D. Black            (05) Mary P. McPherson    (08) Wilma J. Smelcer          the contrary)
   (03) Patrick T. Harker        (06) Alan A. Shuch        (09) Kaysie P. Uniacke             ( )                ( )

(Instruction: To withhold authority to vote for any individual Nominee(s), write the number(s) of he Nominee(s) on the line provided below):

________________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.








                                                                       GS VIT PX




         P Please fold and detach card at perforation before mailing P